HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                                       HV-5795 - PremierSolutions Standard (Series A)

333-151805                               HV-6776 - Premier Innovations(SM)

Supplement dated October 22, 2012 to your Prospectus

SHARE CLASS CHANGE

MANAGERS CADENCE MID-CAP FUND - CLASS A

Effective after the close of business on November 30, 2012, Managers Cadence

Mid-Cap Fund - Class A share class will convert to Managers Cadence Mid-Cap Fund - Investor Class share class.

As a result of the change, all references to the old Managers Cadence Mid-Cap Fund - Class A share class in your Prospectus are deleted and replaced with the new Managers Cadence

Mid-Cap Fund - Investor Class share class.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.